UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On May 13, 2015, as detailed below under Item 5.07, the shareholders of Calpine Corporation (the “Company”) voted to approve certain amendments to the Company’s bylaws to implement majority voting in uncontested director elections. The amendments are described in further detail in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2015. The majority voting standard will only apply in uncontested elections. Under the majority voting standard, a director is elected if he or she receives more votes in favor of such director’s election than votes against such director’s election. In a contested election, director nominees would continue to be elected by a plurality vote standard. The amended and rested bylaws became effective on May 13, 2015, immediately upon the approval by the Company’s shareholders. The foregoing description is qualified in its entirety by reference to the complete copy of the amended and restated bylaws of Calpine Corporation, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) The annual meeting of shareholders of the Company was held on May 13, 2015. There were 375,312,062 shares of common stock entitled to be voted, and 315,666,223 shares present in person or represented by proxy. Five items of business were acted upon by shareholders at the annual meeting: (1) the election of eight directors nominated by the Board to serve until the 2016 annual meeting of shareholders and until their successors are elected and duly qualified, (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, (3) approval, on an advisory basis, of named executive officer compensation, (4) approval to amend and restate the Company's bylaws and (5) reapproval of the material terms of the performance goals under the Calpine Corporation 2008 Equity Incentive Plan.
(b) All matters voted upon at the Annual Meeting were approved. The voting results are as follows:
Proposal 1 — Election of Directors

	Number of	Number of Votes	Broker
Names	Votes For	Withheld	Non-Votes
Frank Cassidy	299,128,608	1,568,122	14,969,493
Jack A. Fusco	299,804,530	892,200	14,969,493
John B. (Thad) Hill III	300,294,296	402,434	14,969,493
Michael W. Hofmann	299,111,613	1,585,117	14,969,493
David C. Merritt	300,277,817	418,913	14,969,493
W. Benjamin Moreland	300,295,968	400,762	14,969,493
Robert A. Mosbacher, Jr.	298,197,037	2,499,693	14,969,493
Denise M. O'Leary	298,296,110	2,400,620	14,969,493

Proposal 2 — To Ratify the Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2015

For	314,907,456
Against	616,811
Abstentions	141,956
Broker Non-Votes	—

Proposal 3 — To Approve, on an Advisory Basis, Named Executive Officer Compensation

For	293,971,228
Against	6,454,326
Abstentions	271,176
Broker Non-Votes	14,969,493

Proposal 4 — To Approve the Amendment and Restatement of the Company's Bylaws to Implement Majority Voting in Uncontested Director Elections

For	300,433,398
Against	140,124
Abstentions	123,208
Broker Non-Votes	14,969,493

Proposal 5 — To Reapprove the Material Terms of the Performance Goals under the Calpine Corporation 2008 Equity Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code

For	290,210,126
Against	10,209,693
Abstentions	276,911
Broker Non-Votes	14,969,493
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Calpine Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: May 13, 2015

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Calpine Corporation.